UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/28/2007

UNIVERSAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50284

Delaware	80-0025175
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

30 Skyline Drive
Lake Mary, FL 32746
(Address of principal executive offices, including zip code)

(800) 975-2076
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On March 28, 2007, through our wholly-owned subsidiary, Universal Explorations Corp., we entered into a Participation Agreement and Joint Operating Agreement with Yuma Exploration and Production Company, Inc. ("Yuma") wherein we purchased an undivided 10% before casing point and 7.5% after casing point working interest on Yuma's Caviar Prospect located in Plaquemines Parish, Louisiana.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is filed as part of this current report.

Exhibit 10.1 Participation Agreement, dated as of March 28, 2007, by and between Universal Explorations Corp. and Yuma Exploration and Production Company, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL ENERGY CORP.

Date: April 05, 2007	By:	/s/ Dyron M. Watford
Dyron M. Watford
CFO

Exhibit Index

Exhibit No.	Description
EX-10.1	Participation Agreement, dated as of March 28, 2007, by and between Universal Explorations Corp. and Yuma Exploration and Production Company, Inc.